                                                                   EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors
Orange Empire Brewing Company


To the Board of Directors
Beverage Works, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                        /s/ CORBIN & WERTZ
                                        -------------------------------
                                            Corbin & Wertz


Irvine, California
January 10, 1997